Exhibit 99.2

WisdomTree Completes Acquisition of Atlantic House, Enhancing Active ETF and Defined Outcome Capabilities

Transaction strengthens Models and Portfolio Solutions capabilities and deepens UK adviser distribution

NEW YORK & LONDON, 1 May 2026 – WisdomTree, Inc. (NYSE: WT), a global financial innovator, today announced that it has completed its previously announced acquisition of Atlantic House Holdings Limited (“Atlantic House”), a London-based active manager specializing in defined outcome and derivatives-driven investment strategies.

The completion of the transaction advances WisdomTree’s strategy of expanding in structurally growing areas of asset and wealth management. It enhances the firm’s capabilities in defined outcome and derivatives-driven investing, adding a dedicated investment team with deep expertise and a proven track record in the space.

The acquisition strengthens WisdomTree’s ability to design, launch and scale differentiated active ETFs globally, accelerating innovation in outcome-oriented strategies and supporting the planned launch of 15-20 defined outcome ETFs globally, over the next 18 months. It also expands the firm’s Models and Portfolio Solutions platform into the UK wealth market, deepening adviser relationships and enhancing distribution across Europe.

“This is an important step forward for WisdomTree,” said Jonathan Steinberg, WisdomTree Founder and CEO. “The addition of Atlantic House advances our strategy of expanding in structurally growing areas of asset management, including active ETFs, outcome-oriented strategies and managed models. By combining differentiated derivatives expertise with our global distribution, we are strengthening our ability to innovate and deliver more differentiated solutions that support long-term value for both our clients and our stockholders.”

Tom May, Chief Executive Officer of Atlantic House, said, “Joining WisdomTree represents a compelling opportunity to extend our defined outcome strategies and model portfolio offering with greater scale and reach, globally. Our investment team remains in place and will continue to manage strategies with the same disciplined approach and philosophy our clients expect. Together, we are well positioned to expand access to our defined outcome capabilities to a broader investor base.”

Alexis Marinof, CEO, Europe, WisdomTree, added, “This acquisition represents an important milestone in our European growth strategy. Atlantic House brings a differentiated platform, established client relationships and deep expertise that align closely with our focus on delivering scalable, innovative solutions. With the transaction complete, our focus now shifts to execution – bringing these capabilities to a broader client base through our global platform.”

The purchase price was £150 million (approximately $200 million), payable at closing, subject to customary adjustments.

Following the completion of the transaction, WisdomTree manages approximately $163.19 billion in assets globally1, including assets from its 2025 acquisition of Ceres Partners, marking WisdomTree’s entry into private markets.

1 Source: WisdomTree, as of 4/29/26.

About WisdomTree

WisdomTree is a global financial innovator, offering a diverse suite of exchange-traded products (ETPs), models and solutions, private market investments and digital asset-related products. Our offerings empower investors to shape their financial future and equip financial professionals to grow their businesses. Leveraging the latest financial infrastructure, we create products that emphasize access and transparency and provide an enhanced user experience. Building on our heritage of innovation, we offer next-generation digital products and services related to tokenized real world assets and stablecoins, as well as our institutional platform, WisdomTree Connect™, and blockchain-native digital wallet, WisdomTree Prime®*, and have expanded into private markets through the acquisition of Ceres Partners’ U.S. farmland platform.

* The WisdomTree Connect institutional platform and WisdomTree Prime digital wallet and digital asset services are made available through WisdomTree Digital Movement, Inc., a federally registered money services business, state-licensed money transmitter and financial technology company (NMLS ID: 2372500) or WisdomTree Digital Trust Company, LLC, and may be limited where prohibited by law. WisdomTree Digital Trust Company, LLC is chartered as a limited purpose trust company by the New York State Department of Financial Services to engage in virtual currency business. Visit https://www.wisdomtreeconnect.com, https://www.wisdomtreeprime.com or the WisdomTree Prime mobile app for more information.

WisdomTree currently has approximately $163.19 billion in assets under management globally, inclusive of Atlantic House and assets managed by Ceres Partners, LLC as of the last reportable period.

For more information about WisdomTree, WisdomTree Connect and WisdomTree Prime, visit: https://www.wisdomtree.com.

Please visit us on X at @WisdomTreeNews.

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

PRODUCTS AND SERVICES AVAILABLE VIA WISDOMTREE CONNECT AND WISDOMTREE PRIME:

NOT FDIC INSURED | NO BANK GUARANTEE | NOT A BANK DEPOSIT | MAY LOSE VALUE | NOT SIPC PROTECTED | NOT INSURED BY ANY GOVERNMENT AGENCY

The products and services available through WisdomTree Connect and the WisdomTree Prime app are not endorsed, indemnified or guaranteed by any regulatory agency.

About Atlantic House

Atlantic House is a leading derivatives-based investment manager, supporting multi-asset investors globally in building more predictable, resilient, and effective portfolios.

Specialising exclusively in derivatives, the firm combines deep expertise with robust risk management to deliver efficient, innovative, and tailored investment solutions. This focus allows clients to navigate uncertainty with confidence.

Atlantic House manages a range of market-leading strategies designed to meet specific investment objectives. These include the £2.5 billion Atlantic House Defined Returns Fund, the cornerstone of the firm’s Defined Return capability, alongside specialist strategies in Liquid Alternatives, Equity Replacement, Fixed Income, and Hedging, as well as bespoke structured notes offered through the firm’s solutions business.

About Albemarle Street Partners

Albemarle Street Partners, a part of Atlantic House, provides multi-asset solutions and acts as a trusted partner to independent financial advisers. With a disciplined and academically robust investment approach, they offer responsible, high-quality investment solutions, including multi-asset funds and model portfolios that reflect each adviser’s unique advice philosophy.

Committed to supporting advisers’ propositions and long-term business growth, Albemarle Street Partners looks to deliver consistent outcomes while providing excellent service and value for money.

Backed by an experienced team, the firm seeks to make a positive impact for advisers and their clients.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our ability to achieve our financial and business plans, goals and objectives and drive stockholder value, including with respect to our ability to successfully implement our strategic goals relating to our acquisition of Atlantic House and other risk factors discussed from time to time in WisdomTree’s filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on February 25, 2026, and in subsequent reports filed with or furnished to the SEC. These forward-looking statements are based on WisdomTree’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside WisdomTree’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements included in this release speak only as of the date of this release. WisdomTree does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release except as may be required by the federal securities laws.

Contact Information

Media Relations

WisdomTree, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com

WisdomTree Europe

Arran Fano

+44 20 7448 4336

afano@wisdomtree.com

Investor Relations

WisdomTree, Inc.

Jeremy Campbell

+1.917.267.3859

Jeremy.Campbell@wisdomtree.com

Category: Business Update